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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K


                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported)     May 15, 2000


                  WORLD FINANCIAL NETWORK NATIONAL BANK
         (Exact Name of Registrant as Specified in its Charter)



                              United States
             (State or Other Jurisdiction of Incorporation)



             333-85463
             333-998                                     34-1610866
     (Commission File Number)              (I.R.S. Employer Identification No.)



    800 Techcenter Drive, Gahanna, Ohio                    43230
  (Address of Principal Executive Offices)               (Zip Code)


                               (614) 729-4700
              (Registrant's Telephone Number, Including Area Code)


                             Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)


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Item 5.Other Events.

      None

Item 7.Financial Statements and Exhibits.

      (c)  Exhibits.




Exhibit
  No.        Document Description
-------      --------------------
20           Monthly Servicing Report















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                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WORLD FINANCIAL NETWORK NATIONAL BANK
                                    (Registrant)




Dated:  Apr 15, 2000         By: Daniel T. Groomes

                               Title: President










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